Statement of Additional Information Supplement	March 6, 2023

Putnam Diversified Income Trust

Statement of Additional Information dated January 30, 2023

Effective immediately, similar disclosure in the section CHARGES AND EXPENSES is replaced with the following:

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the funds in the “Putnam funds complex” as of December 31, 2022. The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds.

Name of Trustee	Dollar range of Putnam Diversified Income Trust shares owned	Aggregate dollar range of shares held in all funds in the Putnam funds complex overseen by Trustee
Independent Trustees
Liaquat Ahamed	$1-$10,000	over $100,000
Barbara M. Baumann	$50,001-$100,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
Catharine Bond Hill	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
*Jennifer Williams Murphy	$1-$10,000	$10,001-$50,000
*Marie Pillai	None	$1-$10,000
George Putnam III	$50,001-$100,000	over $100,000
Manoj P. Singh	$1-$10,000	over $100,000
Mona K. Sutphen	$1-$10,000	$50,001-$100,000
Interested Trustee
** Robert L. Reynolds	over $100,000	over $100,000

* Elected to the Board of Trustees of the Putnam funds effective as of July 1, 2022 (or, for a limited number of Putnam funds, as of a later date).

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

SAI Supplement – 03/23